UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 8, 2016 (December 6, 2016)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 6, 2016, in connection with the closing of the issuance and sale of $400 million aggregate principal amount of 5.000 % Senior Notes due 2026 (the “2026 Notes”), referred to in Item 2.03 of this report, Steel Dynamics, Inc. (the “Company”) entered into a Registration Rights Agreement.  A copy of the Registration Rights Agreement is filed as Exhibit 4.25 and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 29, 2016, the Company and the Initial Subsidiary Guarantors named therein entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, Sun Trust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC relating to the issuance and sale by the Company of the 2026 Notes referred to in Item 1.01 of this report. A copy of the Purchase Agreement is filed as Exhibit 4.26 and incorporated herein by reference.

On December 6, 2016, the Company consummated the issuance and sale of the 2026 Notes pursuant to the terms of an Indenture dated as of December 6, 2016 among the Company, certain of its subsidiaries as the Initial Subsidiary Guarantors, and Wells Fargo Bank, National Association, as Trustee.  The 2026 Notes were offered in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.  The net proceeds from the 2026 Notes will be used, along with cash on hand, to purchase any and all of the $400 million principal amount of its 6.125% Senior Notes due 2019 (the “2019 Notes”) that are validly tendered in connection with the Company’s previously announced cash tender offer (the “Tender Offer”), and to redeem, repurchase or satisfy and discharge any 2019 Notes not purchased in the Tender Offer. A copy of the Indenture is filed as Exhibit 4.27 and incorporated herein by reference.

Item 8.01.  Other Events.

On December 6, 2016, the Company issued a press release titled “Steel Dynamics Announces Completion of Note Offering.”  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 6, 2016, the Company issued a press release titled “Steel Dynamics Announces Settlement of Previously Announced Tender Offer and Redemption Call for the Remainder of its 6.125% Senior Notes Due 2019.”  A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description

4.25

Registration Rights Agreement among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Initial Purchasers as set forth therein, dated December 6, 2016.

Exhibit Number	Description

4.26

Purchase Agreement among Steel Dynamics, Inc., the Initial Subsidiary Guarantors Named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, Sun Trust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC, dated November 29, 2016.

4.27	Indenture dated December 6, 2016, among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

99.1	A press release dated December 6, 2016, titled “Steel Dynamics Announces Completion of Note Offering.”

99.2	A press release dated December 6, 2016, titled “Steel Dynamics Announces Settlement of Previously Announced Tender Offer and Redemption Call for the Remainder of its 6.125% Senior Notes Due 2019.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: December 8, 2016	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer